Firepond, Inc.
11 Civic Center Plaza
Suite 310
Mankato, MN 56001

October 10, 2008

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders (“Annual Meeting”) of Firepond, Inc. on November 19, 2008 at 10:00 a.m., local time, at the Hilton Garden Inn, 20 Civic Center Plaza, Mankato, Minnesota  56001.

Details regarding the Annual Meeting and the business to be conducted are described in the Notice of Annual Meeting and Proxy Statement posted on our website, www.firepond.com.  Also, available on our website is a copy of our 2008 Annual Report to Stockholders.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote by mailing a completed proxy card or by attending the Annual Meeting and voting in person. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person.

Thank you for your ongoing support of Firepond. We look forward to seeing you at the Annual Meeting.

Sincerely,

By:	/s/ L. Bradlee Sheafe
L. Bradlee Sheafe
President

Firepond, Inc.
11 Civic Center Plaza, Suite 310, Mankato, MN 56001

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
To be Held November 19, 2008

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 19, 2008.

• This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

• The proxy statement and annual report to security holders are available at www.firepond.com.

• If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 1, 2008 to facilitate timely delivery.

TO THE STOCKHOLDERS OF FIREPOND, INC.:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of Firepond, Inc., a Delaware corporation (the “Company”), will be held on November 19, 2008 at 10:00 a.m., local time, at the Hilton Garden Inn, 20 Civic Center Plaza, Mankato, Minnesota 56001, for the following purposes:

1.	To elect three directors to serve for a term that will expire at the Company’s 2009 Annual Meeting of Stockholders, subject to earlier resignation or removal;

2.	To ratify the appointment of Causey Demgen & Moore, Inc. as our independent registered public accounting firm for the fiscal year ending June 30, 2009; and

3.	To transact such other business as may properly come before the meeting or at any and all adjournments, continuations or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement that may be found at www.firepond.com. We are not aware of any other business to come before the meeting.

Only stockholders of record at the close of business on October 10,, 2008 and their proxies are entitled to attend and vote at the meeting and any and all adjournments, continuations or postponements thereof.

All stockholders are invited to attend the meeting in person. Any stockholder attending the meeting may vote in person even if such stockholder returned a proxy.

Notice of the Annual Meeting is being first being mailed to stockholders on or about October 10, 2008.   The Proxy Statement and 2008 Annual Report may be viewed and downloaded at www.firepond.com. You will not be required to provide any personal information to view or download this material.  You may download a proxy card for voting your shares after viewing the Proxy Statement and 2008 Annual Report.

You may also request a hard copy of the Proxy Statement, the 2008 Annual Report and the Proxy Card by calling (877) 347-3706 or by emailing 2008stockholdermeeting@firepond.com or visiting www.firepond.com.

By Order of the Board of Directors

Mankato, MN
October 10, 2008	By:	/s/ Stephen Peary
Stephen Peary
Secretary

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD THAT CAN BE DOWNLOADED AT www.firepond.com AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY RETURN YOUR EXECUTED PROXY BY MAILING TO FIREPOND, INC., 11 CIVIC CENTER PLAZA, SUITE 310, MANKATO, MINNESOTA 56001 OR FAXING TO (507) 388-0450.  EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Firepond, Inc.
11 Civic Center Plaza, Suite 310
Mankato, MN 56001

PROXY STATEMENT FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

The Board of Directors of Firepond, Inc., a Delaware corporation (“Firepond”, the “Company”, “we”, “us” or “our”), is soliciting this Proxy Statement and the related proxy card for use at our 2008 Annual Meeting of Stockholders (“Annual Meeting”), to be held on November 19, 2008 at 10:00 a.m., local time, and for any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at the Hilton Garden Inn, 20 Civic Center Plaza, Mankato, Minnesota 56001. Our Annual Report for the fiscal year ended June 30, 2008, or fiscal 2008, including our financial statements for fiscal 2008, is available at www.firepond.com. The notice of the Annual Meeting is first being mailed to stockholders on or about October 10, 2008.

Stockholders Entitled to Vote; Record Date

As of the close of business on October 10, 2008, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were outstanding 16,263,822 shares of common stock of the Company, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of common stock held by such stockholder.

All valid proxies received before the Annual Meeting will be voted according to the instructions thereon. Stockholders entitled to vote at the Annual Meeting may vote by completing, signing and dating the enclosed proxy card and mailing it to Firepond, Inc., 11 Civic Center Plaza, Suite 310, Mankato, MN 56001, or faxing to (507) 388-0450.

Quorum; Abstentions; Broker Non-Votes

The Company’s Bylaws provide that a majority of all shares entitled to vote, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting; however, broker “non-votes” are not deemed to be “votes cast.”

    As a result, unlike abstentions or withheld votes, broker “non-votes” are not included in the tabulation of the voting results on proposals requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition of such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting; Revocability of Proxies

Voting by attending the meeting. A stockholder may vote his or her shares in person at the Annual Meeting. If a stockholder attends the Annual Meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by the stockholder will be superseded by the vote that such stockholder casts at the Annual Meeting. Your attendance at the Annual Meeting in and of itself will not revoke any prior votes you may have cast.

    Voting of proxies; Discretionary Voting. Stockholders whose shares are registered in their own names may vote (1) by returning a proxy card or (2) attending the Annual Meeting and voting in person.  All stockholders are invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy card that can be downloaded at www.firepond.com as promptly as possible in order to ensure your representation at the meeting. Please note that the proxy card may be downloaded only after viewing the Proxy Statement and 2008 Annual Report that can be found at the same website. You may return your executed proxy by mailing to Firepond, Inc., 11 Civic Center Plaza, Suite 310, Mankato, Minnesota 56001 or faxing to (507) 388-0450.  Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards.  If you do not provide specific voting instructions on a properly executed proxy card, your shares will be voted as recommended by the Board of Directors.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Revocability of proxy. You may revoke your proxy by (1) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares or (2) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent to the Company’s principal executive offices, Firepond, Inc., 11 Civic Center Plaza, Suite 310, Mankato, MN 56001, Attention: Corporate Secretary, or faxed to (507) 388-0450.

If a broker, bank or other nominee holds your shares, you must contact them in order to find out how to change your vote.

Expenses of Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to stockholders. In addition, the Company may arrange with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their reasonable, out-of-pocket expenses. The Company may use the services of the Company’s directors, officers and others to solicit proxies, personally or by telephone, without additional compensation. The Company will not engage an independent proxy solicitation firm.

Procedure for Submitting Stockholder Proposals

Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held in 2009 must be received by us no later than June 12, 2009 which is 120 days prior to the first anniversary of the mailing date of the notification of the 2008 Annual Meeting, in order to be included in our proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission (“SEC”) for such proposals in order to be included in the proxy statement. Under our Bylaws, a stockholder who wishes to make a proposal at the 2009 Annual Meeting of Stockholders without including the proposal in our proxy statement and form of proxy relating to that meeting must notify us no later than August 26, 2009, unless the date of the 2009 Annual Meeting of Stockholders is more than 30 days before or after the one-year anniversary of the 2008 Annual Meeting. If the stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2009 Annual Meeting may exercise discretionary voting power regarding any such proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders, including the election of directors. Cumulative voting with respect to the election of directors is not permitted by our Certificate of Incorporation. The Board of Directors shall be elected at the annual meeting of the stockholders or at a special meeting called for that purpose. Each director shall hold office until the next annual meeting of stockholders and until the director’s successor is elected and qualified. If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of seats on the Board of Directors, then the stockholders may fill the vacancy at the next annual meeting or at a special meeting called for that purpose, or the Board of Directors may fill such vacancy.

The Company’s Board of Directors currently consists of three directors. The terms of all directors are scheduled to expire on the date of the Annual Meeting. Based on the recommendation of the Nominating Committee of the Board of Directors, the Board of Directors’ nominees for election by the stockholders are the current members of the Board of Directors, Scott Kline, Francis Knuettel II and Audrey Spangenberg. If elected, the nominees will serve as directors until the 2009 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal.

Formerly, the members of the Board of Directors were Doug Croxall, Chairman, Mark Campion, Mark Tunney and William Santo.  Mr. Campion was chairman of the Audit Committee and a member of the Compensation Committee and the Nominating Committee.  Mr. Tunney was Chairman of the Compensation Committee and Nominating Committee and a member of the Audit Committee.   Mr. Campion and Mr. Tunney resigned from the Board of Directors in March 2008.   Mr. Croxall resigned from the Board of Directors in April 2008.  Mr. Santo resigned from the Board of Directors in May 2008.

Ms. Spangenberg, Mr. Kline and Mr. Knuettel joined the Board of Directors in April 2008.    Ms. Spangenberg was elected Chairman at the time of joining the Board of Directors.

The names and certain information about the Board of Directors are set forth below. There are no family relationships among any of our directors or executive officers.

It is intended that the proxy in the form enclosed will be voted, unless otherwise indicated, for the election of the nominees for election as directors to the Board of Directors. If any of the nominees should for any reason be unable or unwilling to serve at any time prior to the Annual Meeting, the proxies will be voted for the election of such other person as a substitute nominee as the Board of Directors may designate in place of such nominee.

Nominees for Director

The information set forth below as to the nominees for director has been furnished to us by the nominees:

Name	Age	Position(s)
Audrey Spangenberg	46	Chairman of the Board
Scott Kline	45	Director
Francis Knuettel II	42	Director

Audrey Spangenberg has served as the Chairman of the Board of Directors of Firepond since April 25, 2008. Ms. Spangenberg is the managing member of Acclaim Financial Group, LLC, a private investment firm (“AFG”), a position she has held since 1999, where she is primarily responsible for investment decisions.  AFG, through its affiliates FP Tech Holdings, LLC and CWC Holdings, LLC, is the majority stockholder in the Company.   Ms. Spangenberg has over twenty years experience in finance and accounting, including holding positions with various energy, pharmaceutical and real estate companies.  She served on the Board of Directors of the College of the Desert Foundation from 2005-2007.  In addition to being active in the local Dallas-area community, Ms. Spangenberg is the Chairperson of the Spangenberg Family Foundation for the Benefit of Children’s Education and Healthcare to support charitable efforts in education and medical research.  Ms. Spangenberg is a graduate of Mount Mercy College with a BS degree in accounting and business administration.

Scott Kline has served on the Board of Directors of Firepond, Inc. since April 25, 2008.  Mr. Kline is a graduate of Yale University (B.A., summa cum laude, 1985) and of Harvard Law School (J.D., cum laude, 1988).  He is currently a founding member of Caprock International, LLC, an international financial company based in Dallas, Texas and London, England.  Mr. Kline has twenty years experience as an executive officer and legal advisor to corporations throughout the United States. He also manages a significant law practice specializing in intellectual property and corporate transactions. He resides in Dallas, Texas with his wife and 3 children. Mr. Kline also serves as a Director of The Gladney Center for Adoption in Fort Worth, Texas.

Francis Knuettel II has served as a member of our Board of Directors since April 25, 2008. Mr. Knuettel is a financial and operations executive with extensive experience in the capital markets.  He currently serves as the Chief Financial Officer of IP Commerce, Inc.  IP Commerce is the creator of the world's first open commerce network, delivering on-demand access to the next generation of commerce services.  Prior to joining IP Commerce, Mr. Knuettel was Chief Financial Officer of InfoSearch Media (ISHM), a publicly listed online search engine marketing firm located in Los Angeles.  During his tenure at InfoSearch, Mr. Knuettel managed the acquisition of numerous private companies, multiple PIPE transactions and the filing of registration statements associated with the PIPE transactions and the initial reverse merger.  Prior to InfoSearch, Mr. Knuettel was at Internet Machines Corporation, a fables semiconductor company located in Los Angeles, where he served on the Board of Directors and held several positions, including Chief Executive Officer and Chief Financial Officer. At Internet Machines, Mr. Knuettel raised almost $90 million in equity and debt and managed the sale of the business to IDT Corp. in 2004. Prior to Internet Machines, he was Chief Financial and Operating Officer for Viking Systems, Inc., a Boston-based producer of enterprise software systems for non-profit fundraising institutions.  At Viking Systems he restructured the company and managed the recapitalization of the firm.  Before that, he was Vice President of Operations and Chief Financial Officer for Fightertown Entertainment in Irvine, California, where he was instrumental in growing the company’s revenues through acquisition of competitors and internal growth. Mr. Knuettel received his BA with honors in Economics from Tufts University and holds an MBA in Finance and Entrepreneurial Management from The Wharton School at the University of Pennsylvania.

Vote Required and Board of Directors’ Recommendation

The three candidates receiving the highest number of affirmative votes of the holders of shares of our common stock entitled to vote at the Annual Meeting will be elected directors of the Company to serve until their successors have been duly elected and qualified, subject to earlier resignation or removal.

The Board of Directors Unanimously Recommends a Vote “For” the Nominees Listed Above.

Board Committees

   Our Board of Directors has three standing committees: a Compensation Committee, an Audit Committee, and a Nominating Committee.  These committees were established in April 2007.  Prior to that time our full Board of Directors performed the functions of a compensation committee, an audit committee, and a nominating committee

   Compensation Committee.  The Compensation Committee is charged with recommending to the Board of Directors the compensation for our executives and administering our stock incentive and benefit plans. Mr. Kline is Chairman of the Compensation Committee. Mr. Knuettel is a member of the Compensation Committee. The Compensation Committee met twice during the fiscal year ended June 30, 2008, albeit at the time of such meetings neither Mr. Kline nor Mr. Knuettel were members of the Board of Directors or the Compensation Committee. The Board of Directors has determined that all members of the Compensation Committee are independent. Our Compensation Committee acts pursuant to a written charter.  A copy of the Compensation Committee Charter is available at www.firepond.com.

   Audit Committee.  The Audit Committee is charged with, among other things, the appointment of our independent auditors, as well as discussing and reviewing with the independent auditors the scope of the annual audit and results thereof, pre-approving the engagement of the independent auditors for all audit-related services and permissible non-audit related services, and reviewing and approving all related-party transactions. The Audit Committee also reviews interim financial statements included in our quarterly reports and reviews documents filed with the SEC. Mr. Knuettel is the Chairman of the Audit Committee. Ms. Spangenberg is also a member of the Audit Committee. The Audit Committee met four times during the fiscal year ended June 30, 2008, albeit Ms. Spangenberg and Mr. Knuettel were members of the Board of Directors and the Audit Committee for only one of those meetings, which they both attended.     The Board of Directors has determined that all members of the Audit Committee are independent. Our Audit Committee acts pursuant to a written charter.  A copy of the Audit Committee Charter is available at www.firepond.com.

    Our Board of Directors has determined that Mr. Knuettel is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation SK. The designation does not impose on Mr. Knuettel any duties, obligations or liability that are greater than are generally imposed on him as a member of our Audit Committee and our Board of Directors.

   Nominating Committee.  The Nominating Committee is charged with assisting the Board in its selection of individuals as nominees for election to the Board of Directors at annual meetings of our stockholders and to fill any vacancies or newly created directorships on the Board. Mr. Kline is Chairman of the Nominating Committee. Mr. Knuettel is a member of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended June 30, 2008.   During fiscal 2008 our full Board of Directors performed the functions of a nominating committee. The Board of Directors has determined that all members of the Nominating Committee are independent. Our Nominating Committee acts pursuant to a written charter.  A copy of the Nominating Committee Charter is available at www.firepond.com.

Director Nominations.  In considering potential new directors and officers, the Nominating Committee will review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with national and international business matters; familiarity with the Company's industry; and prominence and reputation. Since prominence and reputation in a particular profession or field of endeavor are what bring most persons to the Board of Director's attention, there is the further consideration of whether the individual has the time available to devote to the work of the Board of Directors and one or more of its committees.

A review will also be made of the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on the Board of Directors. In making its selection, the Nominating Committee will bear in mind that the foremost responsibility of a director of a Company is to represent the interests of the stockholders as a whole.

Members of the Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings.   Other than qualifications necessary to meet any requirements under rules and regulations (including any stock exchange rules) applicable to the Company, including any independence and financial literacy tests (as such terms may be defined under any stock exchange rules then applicable to the Company), there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem, from time to time, are in the best interests of the Company and its stockholders.

Stockholders may propose director candidates for consideration by the Nominating Committee by submitting in writing the individual’s name and qualifications to the Secretary of the Company. The Nominating Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

   In addition, stockholders may nominate directors for election at an annual meeting, provided the advance notice requirements set forth in the Company’s Bylaws have been met, as set forth above in “Procedure for Submitting Stockholder Proposals.”

   Code of Business Ethics and Conduct.  We have adopted a Code of Business Ethics and Conduct applicable to our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer) and employees.  A copy of the Code of Business Ethics and Conduct is available at www.firepond.com.

Corporate Governance Documents

   Our corporate governance documents, including the Audit Committee Charter, Compensation Committee Charter, Nominating Committee Charter, and Code of Business Ethics and Conduct are available, free of charge, on our website at www.firepond.com.  Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

Board Member Independence

   The Board of Directors has determined that all of the members of the Board of Directors are “independent” as independence is defined in the American Stock Exchange qualification standards.

Board Meetings and Director Communications

During fiscal 2008, the Board of Directors held fifteen (15) meetings. During fiscal 2008, each member of the Board of Directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which she or he served, held during the period during which she or he was a director or committee member.  Directors are also expected to attend annual meetings of the stockholders of the Company. Each member of the Board of Directors at the time attended the 2007 Annual Meeting of Stockholders held on December 20, 2007.

Stockholders and other interested parties may communicate with any and all members of the Board of Directors, by mail to the Company’s principal executive offices addressed to the intended recipient and care of our Corporate Secretary or by email to stephen.peary@firepond.com. The Corporate Secretary will maintain a log of such communications and transmit them promptly to the identified recipient, unless there are safety or security concerns that militate against further transmission. The intended recipient shall be advised of any communication withheld for safety or security reasons as soon as practicable.

Compensation of Directors

Each member of the Board of Directors who is not either (i) an employee (each a “non-employee director”) or (ii) Chairman of the Board will receive an annual retainer of $10,000 (payable in equal quarterly installments).  Board members will be reimbursed for reasonable travel expenses associated with attending any meetings of the Board of Directors or committees of the Board of Directors.  Mr. Kline and Mr. Knuettel will be compensated as non-employee directors.   Mr. Croxall, Mr. Campion and Mr. Tunney, as non-employee directors, were compensated under a different compensation plan for the Board of Directors, which plan has been cancelled.

   We have a 2006 Stock Incentive Plan (the “2006 Plan”) designed to assist us in recruiting and retaining key employees, directors, and consultants. The 2006 Plan permits us to grant to our key employees, directors, and consultants up to 1,766,000 shares of common stock pursuant to stock option awards, restricted stock grants, and other stock-based awards. On April 25, 2008, the Board of Directors granted an option to purchase 108,387 common shares pursuant to the 2006 Plan to both Mr. Kline and Mr. Knuettel vesting pro rata over an eighteen-month period and subject to other conditions set forth in the related option agreement.  The exercise price of the options is $0.40 per share, determined as either the closing price on the last trading day prior to grant, or in the event the Company’s common stock does not trade on such day, the last bid price for the Company’s common stock on such day.  The options have a ten year term.  In addition, the granted options become fully vested upon a “change in control” (as defined in the 2006 Plan) or such director’s death.  In the event a non-employee director ceases to be a director for any reason (other than death), such director may exercise his or her then vested options for six months.  In the event of death, his or her options shall remain exercisable for a period of twelve months.

Director Compensation Table

The following table summarizes compensation that our directors (other than directors who are named executive officers) earned during fiscal 2008 for services as members of our board of directors.
Name	Fees earned or	Securities Underlying	All Other	Total ($)
	paid in cash ($)	Options ($)	Compensation ($)
Audrey Spangenberg	–	–	–	–
Scott Kline (1)	1,840	32,500	–	34,340
Francis Knuettel II (1)	1,840	32,500	–	34,340
Doug Croxall (2)	6,500	–	16,573	23,073
Mark Campion	7,500	–	–	7,500
Mark Tunney (3)	24,000	–	–	24,000

________

(1)	On April 25, 2008, the Board granted an option to purchase 108,387 common shares pursuant to the Plan to both Mr. Kline and Mr. Knuettel vesting pro rata over an eighteen month period and subject to other conditions set forth in the related option agreement. The exercise price of the options is $0.40 per share, determined as either the closing price on the last trading day prior to grant, or in the event the Company’s common stock does not trade on such day, the last bid price for the Company’s common stock on such day. The options have a ten year term. The values provided above are determined by employing a Black-Scholes Model calculation.

(2)	Other compensation includes Company portion of life, health and dental benefit premiums paid on behalf of Mr. Croxall.

(3)	Mr. Tunney was paid actual cash compensation equal to $8,500 in fiscal 2008.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

On the recommendation of the Audit Committee, the Board of Directors appointed Causey Demgen & Moore, Inc. as our independent registered public accounting firm for the fiscal year ending June 30, 2009. The Board of Directors recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered accounting firm at any time during the year if the Audit Committee determines that such a change would be in our stockholders’ best interests.

Causey Demgen & Moore, Inc. has audited our financial statements for the fiscal year ended June 30, 2008 as well as our financial statements and the financial statements of our predecessor, a company also named Firepond, Inc., for the period from November 1, 2004 to the fiscal year ended June 30, 2007. We have invited representatives of Causey Demgen & Moore, Inc. to be present at the Annual Meeting and to be available to respond to appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

Engagement Letter and Fee Disclosure

In connection with the audit of the 2008 financial statements, our Audit Committee entered into an engagement agreement with Causey Demgen & Moore, Inc. which sets forth the terms of Causey Demgen & Moore’s audit engagement. Among other things, the agreement is subject to alternative dispute resolution procedures and a mutual exclusion of punitive damages.

The following table sets forth fees billed for professional audit services and other services rendered to the Company by Causey Demgen & Moore, Inc. for the fiscal years ended June 30, 2008 and 2007.

	Fiscal 2008	Fiscal 2007
Audit Fees (1)	$72,120	$81,048
Audit-Related Fees (2)	15,140	10,000
Tax Fees (3)	1,500	0
All Other Fees (4)	0	0

Total	$88,760	$91,045

(1)
Audit Fees consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports.

(2)	Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. There were no such fees paid Causey Demgen & Moore during fiscal 2007.

(4)	All Other Fees consist of fees for other permissible work by Causey Demgen & Moore, Inc. that is not included within the above category descriptions.

Pre-Approval of Audit and Non-Audit Services

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Causey Demgen & Moore, Inc. as our independent registered public accounting firm.

The Board of Directors Unanimously Recommends a Vote “For” Ratification of the Appointment of Causey Demgen & Moore, Inc. as our Independent Registered Public Accounting Firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

   The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of September 30, 2008 by each of our directors and named executive officers, all of our executive officers and directors as a group, and each person who is known by us to own beneficially more than 5 percent of our common stock. Except as otherwise listed below, the address of each person is c/o Firepond, Inc., 11 Civic Center Plaza, Suite 310, Mankato, Minnesota  56001.

	Amount and Nature of Beneficial Ownership (1)
Name of Beneficial Owner	Number		Percent
Directors and Executive Officers:
Audrey Spangenberg	11,387,804	(2)	59.53%
Scott Kline	211,597	(3)	1.11%
Francis Knuettel II	210,887	(4)	1.10%
L. Bradlee Sheafe	108,387	(5)	*
Stephen Peary	515,547		2.70%
William Santo (Former CEO)	607,018		3.73%
William P. Stelt	192		*
James Scheper	0		*
Craig Christensen	0		*
All current directors and executive officers as a group (seven persons)	13,041,432		64.56%

5 Percent Stockholders:
Erich Spangenberg	11,744,917	(6)	61.40%
Acclaim Financial Group, LLC	11,387,804	(7)	59.53%
TechDev Holdings, LLC (f/k/a Plutus IP, LLC	11,387,804	(8)	59.53%
Christian Spangenberg	11,387,804	(9)	59.53%
CWC Holdings, LLC	6,000,000	(10)	31.37%
FP Tech Holdings, LLC	5,387,804	(11)	28.77%
JP Morgan Securities Inc	984,691	(12)	5.15%

________
* Less than one percent.

(1)
Except as otherwise noted in the notes below, percentage ownership is based on 16,263,822 shares of our common stock outstanding as of September 30, 2008. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 30, 2008 are deemed outstanding for computing the percentage of the person holding such option or warrant, but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws or as noted elsewhere herein, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2)
Includes (a) 6,000,000 shares of common stock held in trust by affiliate CWC Holdings, LLC (“CWC”), and (b) 5,343,707 shares of common stock, warrants representing 157,857 shares of common stock and convertible notes representing 104,000 shares of common stock held by affiliate FP Tech Holdings, LLC (“FP Tech”).   Ms. Spangenberg is the manager of FP Tech, and the managing member and 99% owner of Acclaim Financial Group, LLC (“AFG”), the sole member of TechDev Holdings, LLC (f/k/a Plutus IP, LLC), the entity which is the sole member of FP Tech and a member of CWC. Through her position as manager of FP Tech and membership interest in AFG, Ms. Spangenberg may have the power to dispose of or direct the disposition of shares of common stock owned by FP Tech and CWC. As a result, Ms. Spangenberg may be deemed to have beneficial ownership of the 11,387,804 shares owned of record by FP Tech and CWC.   Ms. Spangenberg’s address is Two Lincoln Centre, 5420 LBJ Freeway, Suite 750, Dallas, Texas 75240.

(3)
Includes (a) an option to purchase 100,000 shares of common stock granted by FP Tech, (b) an option to purchase 108,387 shares of common stock granted by the Company that vests over an eighteen month period on a monthly pro rata basis beginning April 25, 2008, (c) 2,500 shares held directly by Mr. Kline, and (d) 710 shares of common stock held by the Scott M. Kline GCM IRA Rollover Custodian Account. As of September 30, 2008, 30,108 shares of common stock subject to the granted by the Company had vested.

(4)
Includes (a) an option to purchase 100,000 shares of common stock granted by FP Tech, (b) an option to purchase 108,387 shares of common stock granted by the Company that vests over an eighteen month period on a monthly pro rata basis beginning April 25, 2008, and (c) 2,500 shares of common stock held by Mr. Knuettel’s spouse, Lara Hope Knuettel, through the Lara Knuettel 401K Plan. As of September 30, 2008, 30,108 shares of common stock subject to the option granted by the Company had vested.

(5)
Includes an option to purchase 108,387 shares of common stock granted by the Company that vests over an eighteen month period on a monthly pro rata basis beginning May 12, 2008.   As of September 30, 2008, 24,086 shares of common stock subject to the option granted by the Company had vested.

(6)
Includes (a) 5,343,707 shares of common stock, warrants representing 157,857 shares of common stock and convertible notes representing 104,000 shares of common stock held by FP Tech, (b) 6,000,000 shares of common stock held in trust by CWC and (c) 357,113 shares of common stock held by NMPP, Inc. Erich Spangenberg is the manager of CWC and the manager of TechDev Holdings, LLC (“TechDev”), the sole member of FP Tech and a member of CWC. Through his position as manager of CWC and TechDev, Mr. Spangenberg may have the power to dispose of or direct the disposition of shares of common stock owned by CWC and FP Tech. As a result, Mr. Spangenberg may be deemed to have beneficial ownership of the 6,000,000 shares owned of record by CWC and the 5,605,564 shares, warrants and convertible notes owned of record by FP Tech. Further, through his position as president, sole director and sole shareholder of NMPP, Inc., Mr. Spangenberg may have the power to dispose of or direct the disposition of shares of common stock owned by NMPP, Inc., and Mr. Spangenberg may be deemed to have beneficial ownership of the 357,113 shares owned of record by NMPP, Inc.  Mr. Spangenberg’s address is Two Lincoln Centre, 5420 LBJ Freeway, Suite 750, Dallas, Texas 75240.

(7)
Includes (a) 5,387,804 shares of common stock, warrants representing 157,857 shares of common stock and convertible notes representing 104,000 shares of common stock held by FP Tech and (b) 6,000,000 shares of common stock held in trust by CWC.  AFG is the sole member of TechDev, which is the sole member of FP Tech and a member of CWC. Through its membership interest in TechDev, AFG may have the power to dispose of or direct the disposition of shares of common stock owned by FP Tech and CWC. As a result, AFG may be deemed to have beneficial ownership of the 11,387,804 shares owned of record by FP Tech and CWC.  The address of AFG is 207B North Washington Avenue, Marshall, Texas  75670.

(8)
Includes (a) 5,387,804 shares of common stock, warrants representing 157,857 shares of common stock and convertible notes representing 104,000 shares of common stock held by FP Tech and (b) 6,000,000 shares of common stock held in trust by CWC. TechDev is the sole member of FP Tech and a member of CWC. Through its membership interest in FP Tech and CWC, TechDev may have the power to dispose of or direct the disposition of shares of common stock owned by FP Tech and CWC. As a result, TechDev may be deemed to have beneficial ownership of the 11,387,804 shares owned of record by FP Tech and CWC.  The address of TechDev is 207B North Washington Avenue, Marshall, Texas  75670.

(9)
Includes (a) 5,387,804 shares of common stock, warrants representing 157,857 shares of common stock and convertible notes representing 104,000 shares of common stock held by FP Tech and (b) 6,000,000 shares of common stock held in trust by CWC. Mr. Spangenberg is the son of the sole managing member of AFG who is a 99% owner of AFG.  He is also a 1% owner of AFG, the sole member of TechDev, the entity which is the sole member of FP Tech and a member of CWC. Through his relationship with the manager of FP Tech and membership interest in AFG, Mr. Spangenberg may have the power to dispose of or direct the disposition of shares of common stock owned by FP Tech and CWC. As a result, Mr. Spangenberg may be deemed to have beneficial ownership of the 11,387,804 shares owned of record by FP Tech and CWC.    Mr. Spangenberg’s address is Two Lincoln Centre, 5420 LBJ Freeway, Suite 750, Dallas, Texas 75240.

(10)
Shares held by CWC are held in trust pursuant to a Common Stock Option to Purchase granted TechDev.  Shares that are not acquired by TechDev pursuant to such option will be returned to the Company upon dissolution of CWC.

(11)
Includes (a) 5,387,804 shares of common stock, warrants representing 157,857 shares of common stock and convertible notes representing 104,000 shares of common stock held by FP Tech and (b) 6,000,000 shares of common stock held in trust by CWC.  AFG is the sole member of TechDev, the sole member of FP Tech and a member of CWC. Through AFG’s interests in FP Tech and TechDev, FP Tech may have the power to dispose of or direct the disposition of shares of common stock owned by CWC. As a result, FP Tech may be deemed to have beneficial ownership of the 6,000,000 shares owned of record by CWC.  The address of FP Tech is 207B North Washington Avenue, Marshall, Texas  75670.

(12)
These securities may also be deemed to be owned by JPMorgan Chase & Co., the indirect parent of J.P. Morgan Securities Inc. Includes (a) 430,417 shares of common stock, (b) 216,000 shares underlying issuable upon conversion of senior secured convertible notes due December 2009, and (c) 327,857 shares issuable upon exercise of warrants. The number of shares of common stock issuable upon conversion of the notes and upon exercise of the warrants are subject to certain provisions that limit beneficial ownership to a maximum of 4.99% our outstanding common stock. Under those provisions, the limit is subject to increase by the holder to a percentage not in excess of 9.99% upon 60 days prior written notice to us. As of September 30, 2008, J.P. Morgan Securities Inc. has not given us such notice. The address of J.P. Morgan Securities Inc. is 270 Park Ave., 8th Floor, New York, NY 10017.

Equity Compensation Plan Information

Information about our equity compensation plans at June 30, 2008 that were either approved or not approved by our stockholders was as follows:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column)
Equity compensation plans approved by our stockholders	325,161	$$0.40	1,380,839
Equity compensation plans not approved by our stockholders	──	──	──
Total	325,161	$0.40	1,380,839

2006 Stock Incentive Plan

The 2006 Plan is designed to assist us in recruiting and retaining key employees, directors, and consultants. The 2006 Plan permits us to grant to our key employees, directors, and consultants up to 1,766,000 shares of common stock pursuant to stock option awards, restricted stock grants, and other stock-based awards. Upon joining the Board of Directors in April 2008, Mr. Kline and Mr. Knuettel were granted pursuant to the 2006 Plan options to purchase 108,387 shares of common stock.  The shares subject to the options vest over an eighteen-month period on a monthly basis beginning April 25, 2008. The exercise price of the options is $0.40 per share.  As of September 30, 2008, 30,108 shares subject to the options had vested for each of Mr. Kline and Mr. Knuettel.

In May 2008, the Board of Directors granted to Mr. Sheafe an option to purchase 108,387 shares of common stock.  The shares subject to the option vest over an eighteen-month period on a monthly basis beginning May 12, 2008.  The exercise price of the option is $0.40 per share.  As of September 30, 2008, 24,086 shares subject to the option had vested for Mr. Sheafe.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth information as to persons who serve as our executive officers as of September 30, 2008:

Name	Age	Position(s)
L. Bradlee Sheafe	40	President
Stephen Peary	59	VP, General Counsel
William Stelt	60	VP, Chief Financial Officer
James Scheper	53	VP, Sales and Marketing
Craig Christiansen	43	VP, Technology and Implementation

   L. Bradlee Sheafe has served as our President since May 2008. Mr. Sheafe is also President of TechDev Holdings, LLC.   TechDev Holdings LLC is the sole member of FP Holdings, LLC.  Mr. Sheafe joined TechDev Holdings on May 12, 2008.  Prior to joining TechDev Holdings, Mr. Sheafe served as a Special Agent with the Federal Bureau of Investigation since 1997.   Mr. Sheafe’s focus at the Federal Bureau of Investigation was criminal and national security cyber investigations.  Most recently he was the FBI Liaison to the National Center for Supercomputing Applications.  Mr. Sheafe is a 1990 graduate of the United States Air Force Academy and served as an officer in the United States Air Force from 1990 to 1997.  Mr. Sheafe was a Captain at the time of his departure from the U.S. Air Force.

Stephen Peary has served as our Vice President, General Counsel since May 2008. He has served as the Company’s Secretary since April 2005.  He served as the Chief Financial Officer of the Company or its predecessor (also named Firepond, Inc.) from April 2005 until May 2008. He has assisted the Company in its transition to an OnDemand Saas software provider and has led the Company through several financings and registrations culminating in the most recent debt restructuring and equity raise that closed on April 25, 2008.   He consulted for that predecessor company regarding restructuring operations, finance, audit and insurance matters from September 2004 until April 2005.   From 2001 to 2005, Mr. Peary served as Managing Director of Stinson Capital Management, Ltd., and its affiliates managing investment portfolios and financing marine and energy related assets. From 1997 to 2001 he served as Managing Director of Liverpool & London Protection and Indemnity Association, a mutual manager of marine assets and liability risks located in Liverpool, England. From 1987 to 1997, Mr. Peary served as Senior Vice President at PLM International, Inc., a public company, manager of diversified investment portfolios focused on transportation related equipment, including ships, commercial aircraft, marine containers, and oil drilling rigs. Mr. Peary holds a Bachelor of Arts degree in Economics from the University of Illinois, a Juris Doctorate degree from Georgetown University Law School and an LLM in Taxation from Boston University.

William P. Stelt has served as our Vice President, Chief Financial Officer since May 2008.   Mr. Stelt previously held the position of Controller.  Mr. Stelt joined the Company in November 2005 serving first as a consultant and then becoming Controller in April 2006.  During the previous five years Mr. Stelt was employed in similar accounting and finance capacities in both private and public companies.  His responsibilities have encompassed all aspects of accounting and include SEC reporting, procuring financing, as well as managing human resources, risk management, information technology and general and administrative departments.  As Treasurer for Western Gas Resources, a NYSE listed oil and gas company, Mr. Stelt participated in two initial public offerings.  During his tenure annual revenues at Western Gas Resources grew from less than $10 million to more than $1 billion.  From February 2005 through October 2005, Mr. Stelt served as chief financial officer for AFG Enterprises USA, Inc. (“AFG Enterprises”), a shell company that was merged into the Company in March 2006.  From July 2003 to February 2005, Mr. Stelt consulted to AFG Enterprises on accounting and financial matters.   Mr. Stelt is a former certified public accountant but does not hold an active certificate.  Mr. Stelt has a Bachelor of Science degree in accounting from California State University at Northridge.

James Scheper has served as our Vice President of Sales and Marketing since 2004.  Mr. Scheper brings over 20 years experience working for high technology companies and a track record of putting successful sales teams in place resulting in rapid revenue growth.  He helped lead a successful transition from the Company’s legacy enterprise software market to the current SaaS based On-Demand delivery business model.  He has spearheaded strategic customer acquisitions and Firepond’s leading partnership with Salesfoce.com.  Prior to joining Firepond, Mr. Scheper managed sales teams and sales plans for large software developers such as BroadVision Inc, eGain Communications, and Vignette Inc.  Mr. Scheper also has held various positions in the technology marketplace including sales executive, vice president of sales, marketing and business development positions for well respected companies.   Mr. Scheper has a Bachelor of Science in Business Administration from Wright State University, and also attended Harvard Business School Management Retreats and Seminars.

Craig Christiansen has served as our Vice President, Technology and Implementation since May 2008.  Mr. Christiansen has primary responsibility for onboarding the Company’s new customers to our Firepond CPQ™  OnDemand, multi-tenant solution that automates complex sales processes, improves order accuracy, and accelerates sales cycles.  He also oversees the Company’s product development.  Mr. Christiansen, a 23-year employee of Firepond, was formerly head of Research and Development.

Executive Compensation

Summary Compensation Table

The following table sets forth summary information concerning compensation of our President, our former Chief Executive Officer and our other four most highly compensated executive officers for services rendered in all capacities to us during the fiscal year ended June 30, 2008. We refer to these officers as our named executive officers.

Name and Principal Position	Fiscal	Salary	Bonus	Stock	Option	Non-Equity	Change in	All	Total
	Year	($)	($)	Awards ($)	Awards ($)	Incentive	Pension	Other	($)
					(1)	Plan	Value and	Compen-
						Compen-	Nonqualified	sation
						sation	Deferred	($)
						($)	Compen-	(2)
							sation
							Earnings
							($)
L. Bradlee Sheafe	2008	3	—	—	32,000	—	—	—	32,003
President (3)

William Santo	2008	275,635	—	—	—	—	—	11,561	287,196
Former Chief Executive Officer (4)
					—
Stephen Peary	2008	224,603	—	—	—	—	—	12,620	237,223
General Counsel (5)

William P. Stelt	2008	150,990	—	—	—	—	—	5,131	156,121
Chief Financial Officer

James Scheper	2008	174,428	88,017	—	—	—	—	12,411	274,856
Vice President, Sales & Marketing (6)
					—
Craig Christiansen	2008	124,630	—	—	—	—	—	11,389	136,019
Vice President, Technology & Implementation

(1)
Amounts shown do not reflect compensation actually received by the Named Executive Officers. Instead, the amounts shown are the value of the grants determined by applying the Black-Scholes valuation model for the period of the option grant.

(2)	Represents portion of health, dental and life insurance premiums paid by the Company.

(3)	Mr. Sheafe receives a nominal salary of $2 per month.

(4)	Mr. Santo resigned his position as Chief Executive Officer as of May 12, 2008. At the time of his resignation, Mr. Santo's base salary was $300,000 per annum.

(5)
Mr. Peary terminated his employment agreement as of May 1, 2008 which agreement had a remaining term of approximately 12 months.  At the same time Mr. Peary entered into an "at-will" employment agreement with the Company.  His Company compensation under that agreement is $7,500 per month.

(6)	Represents sales commissions.

Employment Agreements

We have entered into “at will” employment agreements with Mr. Sheafe and Mr. Peary.   In April 2008, Mr. Peary and the Company agreed to terminate Mr. Peary’s then existing employment contract that had approximately 12 months remaining term.  Mr. Sheafe’s contract provides for a salary of $2.00 per month.  Mr. Peary’s contract provides for a salary of $7,500 per month.

As part of Mr. Scheper’s employment with the Company he also receives compensation as part of the Company’s sales commission plan.  The sales commission plan adopted in May 2008 provides a base commission rate payable upon payments received by the Company.   Formerly, the sales commission plan paid commissions based on total contract value and a present value discount.  Performance bonuses are paid upon achievement of quarterly and annual sales targets.  In addition, commission rates may increase upon achievement of annual sales targets.

We entered into an employment agreement with Mr. Santo, our former Chief Executive Officer, effective May 16, 2005. The employment agreement had a three-year term and provided for an initial base salary of $200,000 per year, with bonus amounts to be determined by our Board of Directors. In connection with his employment, we also issued 302,419 shares of restricted common stock to Mr. Santo, which vested over a three-year period on a monthly basis through June 14, 2008. Other benefits included two weeks of paid vacation annually and medical and dental coverage. If Mr. Santo’s employment were terminated for cause, death, or disability or if Mr. Santo resigned without good reason, he would not be entitled to any additional compensation or benefits, and we would only be obligated to pay him that portion of his base salary, bonus, and benefits that he earned prior to the effective date of the termination of his employment. If Mr. Santo’s employment were terminated without cause, or if Mr. Santo departed or resigned for good reason, he would be entitled to the balance of his existing base salary for the remaining term of his agreement, plus any earned bonus and the other earned benefits for a period of 12 months paid in equal monthly installments beginning on the date of termination.   The employment agreement with Mr. Santo defined “cause” as any of the following: (i) gross negligence, gross misconduct, or any material breach by the executive of his fiduciary duties to us; (ii) the conviction or indictment of such executive for a felony; or (iii) the executive officer’s engagement in acts of embezzlement, fraud, or dishonesty or other acts that are injurious to us. “Good reason” was defined to mean the executive’s resignation or departure by reason of the following events: (i) an unreasonable change in such executive’s position with us with respect to such executive’s responsibilities, duties, or title; or (ii) an involuntary termination of such executive’s employment with us or our successor following a change in control.

The employment contract with Mr. Santo was re-executed in March 2006. Pursuant to this re-executed agreement, the base salary of Mr. Santo was increased to $300,000 per year.

Mr. Santo resigned his position as Chief Executive Officer and as a member of the Board of Directors effective May 12, 2008.  He resigned without good reason as provided in his employment contract.

Change-in-Control

   None of the employment agreements currently in effect with the Company’s executive officers has change-in-control provisions.

Grants of Plan-based Awards

Outstanding Equity Awards at June 30, 2008

   The following table summarizes the number of securities underlying outstanding equity awards for each named executive officer as of June 30, 2008, as well as the number of outstanding unvested shares of restricted stock held by our named executive officers as of June 30, 2008.

Outstanding Equity Awards at Fiscal Year-End
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)	(#)	($)		(#)	($)	(#)	(#)
	Exercisable	Unexercisable

L. Bradlee Sheafe	6,022	102,365	_	$0.40	5/11/2018	_	_	_	_

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

   Ms. Spangenberg, Chairman of the Board of Directors, beneficially owns 11,605,564 shares of common stock.  Her holdings include (a) 6,000,000 shares of common stock held in trust by affiliate CWC, and (b) 5,343,707 shares of common stock, warrants representing 157,857 shares of common stock and convertible notes representing 104,000 shares of common stock held by affiliate FP Tech.   Ms. Spangenberg, Chairman of the Board of Directors of the Company, is the manager of FP Tech, and the managing member and 99% owner of AFG, the sole member of TechDev, the entity which is the sole member of FP Tech and a member of CWC. Through her position as manager of FP Tech and membership interest in AFG, Ms. Spangenberg may have the power to dispose of or direct the disposition of shares of common stock owned by FP Tech and CWC. FP Tech owns 5,343,707 shares of common stock, warrants to purchase 157,857 shares of common stock (exercise price - $7.00) and secured notes of the Company that may be converted into 104,000 shares of common stock (conversion price - $7.00).  The warrants and secured notes owned by FP Tech were issued as part of a Company financing originally concluded in March 2006.

Compensation Committee Interlocks and Insider Participation

In fiscal 2008, the members of our Compensation Committee were Messrs. Mark Campion and Mark Tunney, who resigned as members of the Board of Directors in March 2008.  During their tenure as members of the Board of Directors both were non-employee directors.   Upon becoming members of the Board of Directors in April 2008, Mr. Kline and Mr. Knuettel became members of the Compensation Committee.  None of these committee members (i) was, during fiscal 2008, an officer or employee of us or any of our subsidiaries, (ii) was formerly an officer of us or any of our subsidiaries, or (iii) had any relationship requiring disclosure by us pursuant to any paragraph of Item 404 of SEC Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

   Based solely upon the copies of Section 16(a) reports which we received from such persons or written representations from them regarding their transactions in our common stock, we believe that, during the fiscal year ended June 30, 2008, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were met in a timely manner.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The Compensation Committee is comprised of independent non-employee directors and operates pursuant to a written charter. The members of the Compensation Committee during fiscal 2008 were Mark Campion and Mark Tunney until March 2008 and Mr. Kline and Mr. Knuettel beginning April 2008. The Compensation Committee is responsible for setting and overseeing the administration of the policies governing annual compensation of the executive officers of the Company. The Compensation Committee reviews the performance and compensation levels for executive officers, including our Chief Executive Officer or President, and sets salary levels.

Compensation Philosophy

The Company’s overall executive compensation philosophy is based on the following principles:

•	to offer competitive levels of total compensation that will facilitate the Company’s ability to attract, retain and reward experienced and talented executive officers;

•	to link executive compensation to corporate performance and the long term interests of the Company’s stockholders;

•
to structure equity-based plans that balance the relationship between executive compensation and the creation of stockholder value in order to achieve the unification of the financial interests of executives and stockholders; and

•	to offer a compensation program that rewards individual involvement and participation as well as comprehensive business results.

Compensation Program

   Total compensation for the Company’s executive officers includes base salary and may include performance bonuses, executive perquisites and participation in the Company’s qualified employee benefit plans. The Compensation Committee reviews compensation surveys prepared by management of the Company to compare the Company’s compensation package with that of similarly-sized high technology companies.

   Base Salary.  The policy of the Compensation Committee is to offer sufficient compensation to attract, retain and reward experienced and talented executive officers. To meet this goal, initial salaries are based on negotiations between the particular executive officer and our Chief Executive Officer or President, subject to review by the Compensation Committee. This review takes into account the candidate’s experience and credentials and the current market conditions. Base salaries of executive officers are also reviewed annually by the Compensation Committee and adjustments are made based on (i) salary recommendations from our Chief Executive Officer or President, (ii) individual performance of executive officers for the previous fiscal year, (iii) financial results of the Company for the previous year, (iv) the financial condition of the Company and (v) reports to the Compensation Committee from the compensation surveys concerning competitive salaries, scope of responsibilities of the officer position and levels paid by similarly-sized high technology companies. Our Chief Executive Officer or President does not make recommendations regarding his own compensation.

   Cash Bonus.  The amount of the performance bonus paid to an executive officer is dependent upon the Company attaining appropriate established business targets and corporate performance goals and the performance of the individual executive officer. The Compensation Committee believes that this type of bonus program properly aligns the interests of the Company’s executive officers with the interests of stockholders.

   Equity Incentives.  The Company also strongly believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders, and therefore makes periodic grants of equity incentives.  Historically, these incentives have been in the form of grants of restricted stock or stock options and have been made both as a reward for past individual and corporate performance as well as long-term incentive for future performance.

Compensation for our Chief Executive Officer/President

   The Compensation Committee believes that our President’s or Chief Executive Officer’s total compensation is normally and largely based upon the same policies and criteria used for other executive officers.   Each year the Compensation Committee reviews the Chief Executive Officer’s or the President’s compensation arrangement, the individual performance for the calendar year under review, as well as the Company’s performance. Mr. Santo’s annual salary was $300,000 at the time of his resignation in May 2008.  It had not changed since fiscal 2006. Mr. Sheafe’s salary is $2.00 per month.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

   Section 162(m) of the Internal Revenue Code (the “Code”) generally limits the tax deductions a public corporation may take for compensation to its named executive officers to $1 million per executive per year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code. The Compensation Committee has determined that stock options granted under the Company’s 2006 Plan with an exercise price at least equal to the fair market value of the Company’s common stock on the date of grant constitute “performance-based compensation.” The Company’s stockholders previously approved this plan which exempts any compensation recognized by a named executive officer as a result of the grant of such a stock option from the application of Section 162(m).

Conclusion

   It is the opinion of the Compensation Committee that the aforementioned compensation policies and structures provide the necessary incentives to properly align the Company’s corporate economic performance and the interests of the Company’s stockholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.  However, the Compensation Committee remains most cognizant of the Company’s financial situation in making compensation decisions.

This Compensation Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.

The foregoing report has been furnished by the Compensation Committee.

THE COMPENSATION COMMITTEE
Scott Kline (Chair)
Francis Knuettel II

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The Audit Committee reviewed with Causey Demgen & Moore, Inc., who are responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. In addition, the audit committee has discussed with Causey Demgen & Moore, Inc. their independence from management and the Company, has received from Causey Demgen & Moore, Inc. the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with Causey Demgen & Moore, Inc. to discuss the overall scope of their audit. The meetings with Causey Demgen & Moore, Inc. were held, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to our Board of Directors that the audited financial statements be included in our annual report for the year ended June 30, 2008. The Audit Committee and our Board of Directors also have recommended the ratification of the appointment of Causey Demgen & Moore, Inc. as our independent registered public accounting firm for fiscal 2009.

This Audit Committee Report is not soliciting material, is not deemed to be filed with the SEC, and is not incorporated by reference in any of our filings under the Securities Act or the Exchange Act whether made by us before or after the date hereof, regardless of any general incorporation language in any such filing, except to the extent we specifically incorporate this material by reference into any such filing.

The foregoing report has been furnished by the Audit Committee.

THE AUDIT COMMITTEE
Francis Knuettel II (Chair)
Audrey Spangenberg

ANNUAL REPORT

Our Annual Report to Stockholders for the fiscal year ended June 30, 2008 is available on our website, www.firepond.com. Our Annual Report does not constitute, and should not be considered, a part of this Proxy.

A copy of our Proxy Statement, Annual Report on Form 10-K and the Proxy Card for the fiscal year ended June 30, 2008 will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on October 10, 2008. Requests should be directed to Firepond, Inc., 11 Civic Center Plaza, Suite 310, Mankato, Minnesota  56001; Attention: Investor Relations. You may also request a hard copy of the Proxy Statement, the 2008 Annual Report and the Proxy Card by calling (877) 347-3706 or by emailing 2008stockholdermeeting@firepond.com or visiting www.firepond.com.

TRANSACTION OF OTHER BUSINESS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

October 10, 2008	By:	/s/ Stephen Peary
Stephen Peary
Secretary